Exhibit 99.1
APPLIED MATERIALS ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2015 RESULTS

•	Company delivered year-over-year growth in orders, net sales and earnings per share

•	FY2015 cash returns to shareholders increased by $1.33 billion year over year to $1.81 billion
SANTA CLARA, Calif., Nov. 12, 2015 - Applied Materials, Inc. (NASDAQ:AMAT), the global leader in materials engineering solutions for the semiconductor, display and solar industries, today reported results for its fourth quarter and fiscal year ended October 25, 2015.
Fourth quarter orders were $2.42 billion, down 16 percent sequentially and up 7 percent year over year. Net sales were $2.37 billion, down 5 percent sequentially and up 5 percent year over year.
On a non-GAAP adjusted basis, the company reported fourth-quarter gross margin of 42.2 percent, operating margin of 19.3 percent, and net income of $347 million or $0.29 per diluted share. The company recorded GAAP gross margin of 40.5 percent, operating margin of 17.9 percent, and net income of $336 million or $0.28 per diluted share.
The company generated $471 million in cash from operations during the fourth quarter, paid dividends of $119 million and used $700 million to repurchase 44 million shares of common stock at an average price of $15.78.
Full Year Results
In fiscal 2015, orders grew 5 percent to $10.10 billion, net sales increased 6 percent to $9.66 billion, non-GAAP adjusted gross margin declined 1.2 percentage points to 42.9 percent, non-GAAP adjusted operating margin remained at 19.6 percent, and non-GAAP adjusted net income increased by 10.9 percent to $1.46 billion or $1.19 per diluted share. The company recorded GAAP gross margin of 40.9 percent, operating income of $1.69 billion or 17.5 percent of net sales, and net income of $1.38 billion or $1.12 per diluted share.
The company generated $1.16 billion in cash from operations in fiscal 2015, paid dividends of $487 million and used $1.33 billion to repurchase 76 million shares of common stock.
“In fiscal 2015, Applied Materials delivered year-over-year growth across our semiconductor, display and service businesses resulting in our highest earnings in four years,” said Gary Dickerson, president and CEO. “We have positioned the company for sustainable profitable growth and we are winning share, growing our service business and expanding our available market.”
Quarterly Results Summary

				Change
	Q4 FY2015	Q3 FY2015	Q4 FY2014	Q4 FY2015 vs. Q3 FY2015	Q4 FY2015 vs. Q4 FY2014
	(In millions, except per share amounts and percentages)
New orders	$2,424	$2,892	$2,255	(16)%	7%
Net sales	$2,368	$2,490	$2,264	(5)%	5%
Gross margin	40.5%	40.9%	42.4%	(0.4) points	(1.9) points
Operating margin	17.9%	15.9%	18.2%	2.0 points	(0.3) points
Net income	$336	$329	$256	2%	31%
Diluted earnings per share (EPS)	$0.28	$0.27	$0.21	4%	33%

Applied Materials, Inc.

				Change
Non-GAAP Adjusted Results	Q4 FY2015	Q3 FY2015	Q4 FY2014	Q4 FY2015 vs. Q3 FY2015	Q4 FY2015 vs. Q4 FY2014
	(In millions, except per share amounts and percentages)
Non-GAAP adjusted gross margin	42.2%	43.9%	44.2%	(1.7) points	(2.0) points
Non-GAAP adjusted operating margin	19.3%	20.8%	19.5%	(1.5) points	(0.2) points
Non-GAAP adjusted net income	$347	$410	$338	(15)%	3%
Non-GAAP adjusted diluted EPS	$0.29	$0.33	$0.27	(12)%	7%
Applied's non-GAAP adjusted results exclude the impact of the following, where applicable: certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; impairments of assets, or investments; gain or loss on sale of strategic investments; and certain discrete adjustments and tax items. A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.
Business Outlook
For the first quarter of fiscal 2016, Applied expects net sales to be down 2 percent to 9 percent sequentially. Non-GAAP adjusted diluted EPS is expected to be in the range of $0.23 to $0.27.
This outlook excludes known charges related to completed acquisitions of $0.04 per share and does not exclude other non-GAAP adjustments that may arise subsequent to this release.
Fourth Quarter and Fiscal Year Reportable Segment Information

Silicon Systems	Q4 FY2015	Q3 FY2015	Q4 FY2014	FY2015	FY2014

	(In millions, except percentages)
New orders	$1,444	$2,007	$1,334	$6,581	$6,132
Foundry	35%	32%	50%	34%	52%
DRAM	21%	18%	20%	25%	14%
Flash	31%	39%	12%	28%	21%
Logic and other	13%	11%	18%	13%	13%
Net sales	1,494	1,635	1,434	6,135	5,978
Operating income	318	411	305	1,410	1,391
Operating margin	21.3%	25.1%	21.3%	23.0%	23.3%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$365	$455	$352	$1,588	$1,565
Non-GAAP adjusted operating margin	24.4%	27.8%	24.5%	25.9%	26.2%

Applied Materials, Inc.

Applied Global Services	Q4 FY2015	Q3 FY2015	Q4 FY2014	FY2015	FY2014

	(In millions, except percentages)
New orders	$761	$561	$747	$2,653	$2,433
Net sales	637	665	592	2,531	2,200
Operating income	171	170	146	664	573
Operating margin	26.8%	25.6%	24.7%	26.2%	26.0%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$170	$173	$146	$667	$576
Non-GAAP adjusted operating margin	26.7%	26.0%	24.7%	26.4%	26.2%

Display	Q4 FY2015	Q3 FY2015	Q4 FY2014	FY2015	FY2014

	(In millions, except percentages)
New orders	$195	$295	$130	$717	$845
Net sales	191	151	190	780	615
Operating income	19	25	52	156	129
Operating margin	9.9%	16.6%	27.4%	20.0%	21.0%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$19	$26	$52	$158	$131
Non-GAAP adjusted operating margin	9.9%	17.2%	27.4%	20.3%	21.3%

Energy and Environmental Solutions	Q4 FY2015	Q3 FY2015	Q4 FY2014	FY2015	FY2014

	(In millions, except percentages)
New orders	$24	$29	$44	$153	$238
Net sales	46	39	48	213	279
Operating income (loss)	—	(52)	(3)	(61)	15
Operating margin	—%	(133.3)%	(6.3)%	(28.6)%	5.4%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income (loss)	$(1)	$(2)	$(1)	$(10)	$21
Non-GAAP adjusted operating margin	(2.2)%	(5.1)%	(2.1)%	(4.7)%	7.5%
Backlog Information
Applied's backlog remained essentially flat at $3.14 billion and included negative adjustments of $13 million. Backlog composition by reportable segment was as follows:

Silicon Systems	55%
Applied Global Services	26%
Display	16%
Energy and Environmental Solutions	3%

Applied Materials, Inc.

Use of Non-GAAP Adjusted Financial Measures
Management uses non-GAAP adjusted results to evaluate the company’s operating and financial performance in light of business objectives and for planning purposes. These measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Applied believes these measures enhance investors’ ability to review the company’s business from the same perspective as the company’s management and facilitate comparisons of this period’s results with prior periods. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.
Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks, technology transitions, our financial performance and market share positions, our business outlook for the first quarter of fiscal 2016, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our most recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials
Applied Materials, Inc. (Nasdaq:AMAT) is the global leader in materials engineering solutions for the semiconductor, flat panel display and solar photovoltaic industries. Our technologies help make innovations like smartphones, flat screen TVs and solar panels more affordable and accessible to consumers and businesses around the world. Learn more at www.appliedmaterials.com.

Contact:
Kevin Winston (editorial/media) 408.235.4498
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended			Twelve Months Ended
(In millions, except per share amounts)	October 25, 2015	July 26, 2015	October 26, 2014	October 25, 2015	October 26, 2014
Net sales	$2,368	$2,490	$2,264	$9,659	$9,072
Cost of products sold	1,409	1,472	1,305	5,707	5,229
Gross profit	959	1,018	959	3,952	3,843
Operating expenses:
Research, development and engineering	363	372	360	1,451	1,428
Marketing and selling	96	112	99	428	423
General and administrative	77	135	127	469	502
Loss (gain) on derivatives associated with terminated business combination	—	3	(39)	(89)	(30)
Total operating expenses	536	622	547	2,259	2,323
Income from operations	423	396	412	1,693	1,520
Interest expense	32	24	23	103	95
Interest income and other income, net	6	3	9	8	23
Income before income taxes	397	375	398	1,598	1,448
Provision for income taxes	61	46	142	221	376
Net income	$336	$329	$256	$1,377	$1,072
Earnings per share:
Basic	$0.28	$0.27	$0.21	$1.13	$0.88
Diluted	$0.28	$0.27	$0.21	$1.12	$0.87
Weighted average number of shares:
Basic	1,182	1,221	1,220	1,214	1,215
Diluted	1,190	1,231	1,236	1,226	1,231

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	October 25, 2015	July 26, 2015	October 26, 2014
ASSETS
Current assets:
Cash and cash equivalents	$4,797	$2,574	$3,002
Short-term investments	168	169	160
Accounts receivable, net	1,739	1,991	1,670
Inventories	1,833	1,739	1,567
Other current assets	724	570	568
Total current assets	9,261	7,043	6,967
Long-term investments	946	958	935
Property, plant and equipment, net	892	882	861
Goodwill	3,302	3,304	3,304
Purchased technology and other intangible assets, net	762	811	951
Deferred income taxes and other assets	145	155	156
Total assets	$15,308	$13,153	$13,174
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$1,200	$400	$—
Accounts payable and accrued expenses	1,833	1,762	1,883
Customer deposits and deferred revenue	765	858	940
Total current liabilities	3,798	3,020	2,823
Long-term debt	3,342	1,547	1,947
Other liabilities	555	609	536
Total liabilities	7,695	5,176	5,306
Total stockholders’ equity	7,613	7,977	7,868
Total liabilities and stockholders’ equity	$15,308	$13,153	$13,174

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended			Twelve Months Ended
	October 25, 2015	July 26, 2015	October 26, 2014	October 25, 2015	October 26, 2014
Cash flows from operating activities:
Net income	$336	$329	$256	$1,377	$1,072
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	96	93	94	371	375
Share-based compensation	46	46	45	187	177
Excess tax benefits from share-based compensation	(2)	(3)	(4)	(56)	(30)
Deferred income taxes	(159)	18	15	(134)	58
Other	(11)	43	(14)	53	13
Net change in operating assets and liabilities	165	(192)	15	(635)	135
Cash provided by operating activities	471	334	407	1,163	1,800
Cash flows from investing activities:
Capital expenditures	(53)	(49)	(63)	(215)	(241)
Cash paid for acquisitions, net of cash acquired	(2)	(2)	(12)	(4)	(12)
Proceeds from sale of facility	—	—	25	—	25
Proceeds from sales and maturities of investments	200	583	176	1,100	878
Purchases of investments	(202)	(616)	(179)	(1,162)	(811)
Cash used in investing activities	(57)	(84)	(53)	(281)	(161)
Cash flows from financing activities:
Debt borrowings, net of issuance costs	2,581	—	—	2,581	—
Proceeds from common stock issuances and others, net	45	1	40	88	107
Common stock repurchases	(700)	(625)	—	(1,325)	—
Excess tax benefits from share-based compensation	2	3	4	56	30
Payments of dividends to stockholders	(119)	(123)	(122)	(487)	(485)
Cash provided by (used in) financing activities	1,809	(744)	(78)	913	(348)
Effect of exchange rate changes on cash and cash equivalents	—	1	—	—	—
Increase (decrease) in cash and cash equivalents	2,223	(493)	276	1,795	1,291
Cash and cash equivalents — beginning of period	2,574	3,067	2,726	3,002	1,711
Cash and cash equivalents — end of period	$4,797	$2,574	$3,002	$4,797	$3,002
Supplemental cash flow information:
Cash payments for income taxes	$149	$51	$87	$407	$195
Cash refunds from income taxes	$2	$5	$78	$12	$111
Cash payments for interest	$7	$39	$7	$92	$92

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate Unallocated Expenses

(In millions)	Q4 FY2015	Q3 FY2015	Q4 FY2014	FY 2015	FY 2014
Share-based compensation	$46	$46	$45	$187	$177
Certain items associated with terminated business combination	—	1	23	50	73
Loss (gain) on derivatives associated with terminated business combination, net	—	3	(39)	(89)	(30)
Other unallocated expenses	39	108	59	328	368
Total corporate	$85	$158	$88	$476	$588
Additional Information

	Q4 FY2015		Q3 FY2015		Q4 FY2014
New Orders and Net Sales by Geography
(In $ millions)	New Orders	Net Sales	New Orders	Net Sales	New Orders	Net Sales
United States	282	524	262	650	596	633
% of Total	12%	22%	9%	26%	26%	28%
Europe	155	140	142	134	198	178
% of Total	6%	6%	5%	6%	9%	8%
Japan	452	256	727	271	287	209
% of Total	19%	11%	25%	11%	13%	9%
Korea	207	216	349	308	251	187
% of Total	8%	9%	12%	12%	11%	8%
Taiwan	846	651	828	751	599	618
% of Total	35%	27%	29%	30%	27%	27%
Southeast Asia	100	131	142	94	113	136
% of Total	4%	6%	5%	4%	5%	6%
China	382	450	442	282	211	303
% of Total	16%	19%	15%	11%	9%	14%

Employees (In thousands)
Regular Full Time	14.6		14.5		14.0

Applied Materials, Inc.

	FY 2015		FY 2014
New Orders and Net Sales by Geography
(In $ millions)	New Orders	Net Sales	New Orders	Net Sales
United States	1,323	2,335	2,200	1,966
% of Total	13%	24%	23%	22%
Europe	576	567	662	658
% of Total	6%	6%	7%	7%
Japan	1,786	1,015	1,031	817
% of Total	18%	10%	11%	9%
Korea	1,709	1,437	1,086	965
% of Total	17%	15%	11%	10%
Taiwan	2,808	2,376	2,740	2,702
% of Total	28%	25%	28%	30%
Southeast Asia	430	397	412	356
% of Total	4%	4%	4%	4%
China	1,472	1,532	1,517	1,608
% of Total	14%	16%	16%	18%

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve Months Ended
(In millions, except percentages)	October 25, 2015	July 26, 2015	October 26, 2014	October 25, 2015	October 26, 2014
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$959	$1,018	$959	$3,952	$3,843
Certain items associated with acquisitions[1]	42	41	42	162	158
Inventory charges related to restructuring[3,4]	1	34	—	35	—
Acquisition integration costs	—	—	—	—	1
Other significant gains, losses or charges, net [7]	(2)	—	—	(2)	—
Non-GAAP adjusted gross profit	$1,000	$1,093	$1,001	$4,147	$4,002
Non-GAAP adjusted gross margin	42.2%	43.9%	44.2%	42.9%	44.1%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$423	$396	$412	$1,693	$1,520
Certain items associated with acquisitions[1]	47	47	48	185	183
Acquisition integration costs	—	1	4	2	34
Loss (gain) on derivatives associated with terminated business combination, net	—	3	(39)	(89)	(30)
Certain items associated with terminated business combination[2]	—	1	23	50	73
Restructuring, inventory charges and asset impairments[3,4,5]	(1)	50	(2)	49	5
Foreign exchange loss due to functional currency change[6]	—	19	—	19	—
Other significant gains, losses or charges, net [7]	(13)	—	(4)	(13)	(4)
Non-GAAP adjusted operating income	$456	$517	$442	$1,896	$1,781
Non-GAAP adjusted operating margin	19.3%	20.8%	19.5%	19.6%	19.6%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis[8]	$336	$329	$256	$1,377	$1,072
Certain items associated with acquisitions[1]	47	47	48	185	183
Acquisition integration costs	—	1	4	2	34
Loss (gain) on derivatives associated with terminated business combination, net	—	3	(39)	(89)	(30)
Certain items associated with terminated business combination[2]	—	1	23	50	73
Restructuring, inventory charges and asset impairments[3,4,5]	(1)	50	(2)	49	5
Impairment (gain on sale) of strategic investments, net	(2)	(1)	(5)	4	(9)
Foreign exchange loss due to functional currency change[6]	—	19	—	19	—
Other significant gains, losses or charges, net [7]	(13)	—	(4)	(13)	(4)
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items[8]	(18)	(21)	50	(110)	28
Income tax effect of non-GAAP adjustments	(2)	(18)	7	(17)	(38)
Non-GAAP adjusted net income	$347	$410	$338	$1,457	$1,314

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	These items are incremental charges related to the terminated business combination agreement with Tokyo Electron Limited, consisting of acquisition-related and integration planning costs.

3
Results for the three months ended October 25, 2015 included a $2 million favorable adjustment of restructuring reserves related to prior restructuring plans and $1 million of inventory charges related to cost reductions in the solar business. Results for the three months ended July 26, 2015 primarily included $34 million of inventory charges and $17 million of restructuring charges and asset impairments related to the solar business.

4
Results for fiscal 2015 primarily included $35 million of inventory charges, $17 million of restructuring charges and asset impairments related to cost reductions in the solar business, and a $2 million favorable adjustment of restructuring reserves related to prior restructuring plans.

5
Results for the three months ended October 26, 2014 included a $2 million favorable adjustment of restructuring reserve, and results for the twelve months ended October 26, 2014 included $5 million of employee-related costs related to the restructuring program announced on October 3, 2012.

6	Results for the three months ended July 26, 2015 and fiscal 2015 included a $19 million foreign exchange loss due to an immaterial correction of an error related to functional currency change.

7
These items are significant gains, losses, or charges during a period that are the result of isolated events or transactions which have not occurred frequently in the past and are not expected to occur regularly or be repeated in the future.

8
Amounts for fiscal 2015 included an adjustment to decrease the provision for income taxes by $35 million with a corresponding increase in net income, resulting in an increase in diluted earnings per share of $0.03. The adjustment was excluded in Applied's non-GAAP adjusted results and was made primarily to correct an error in the recognition of cost of sales in the U.S. related to intercompany sales, which resulted in overstating profitability in the U.S. and the provision for income taxes in immaterial amounts in each year since fiscal 2010.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve Months Ended
(In millions except per share amounts)	October 25, 2015	July 26, 2015	October 26, 2014	October 25, 2015	October 26, 2014
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis[1]	$0.28	$0.27	$0.21	$1.12	$0.87
Certain items associated with acquisitions	0.04	0.03	0.04	0.14	0.13
Acquisition integration costs	—	—	—	—	0.02
Certain items associated with terminated business combination	—	—	0.01	0.03	0.05
Gain on derivatives associated with terminated business combination, net	—	—	(0.02)	(0.05)	(0.02)
Restructuring, inventory charges and asset impairments	—	0.03	—	0.03	—
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items[1]	(0.02)	(0.02)	0.03	(0.09)	0.02
Other significant gains, losses or charges, net	(0.01)	—	—	(0.01)	—
Foreign exchange loss due to functional currency change	—	0.02	—	0.02	—
Non-GAAP adjusted earnings per diluted share	$0.29	$0.33	$0.27	$1.19	$1.07
Weighted average number of diluted shares	1,190	1,231	1,236	1,226	1,231

1
Amounts for fiscal 2015 included an adjustment to decrease the provision for income taxes by $35 million with a corresponding increase in net income, resulting in an increase in diluted earnings per share of $0.03. The adjustment was excluded in Applied's non-GAAP adjusted results and was made primarily to correct an error in the recognition of cost of sales in the U.S. related to intercompany sales, which resulted in overstating profitability in the U.S. and the provision for income taxes in immaterial amounts in each year since fiscal 2010.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve Months Ended
(In millions, except percentages)	October 25, 2015	July 26, 2015	October 26, 2014	October 25, 2015	October 26, 2014
Silicon Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$318	$411	$305	$1,410	$1,391
Certain items associated with acquisitions[1]	47	44	46	178	172
Acquisition integration costs	—	—	1	—	2
Non-GAAP adjusted operating income	$365	$455	$352	$1,588	$1,565
Non-GAAP adjusted operating margin	24.4%	27.8%	24.5%	25.9%	26.2%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$171	$170	$146	$664	$573
Certain items associated with acquisitions[1]	—	—	—	1	3
Inventory charges related to restructuring[2,3]	—	3	—	3	—
Other significant gains, losses or charges, net[4]	(1)	—	—	(1)	—
Non-GAAP adjusted operating income	$170	$173	$146	$667	$576
Non-GAAP adjusted operating margin	26.7%	26.0%	24.7%	26.4%	26.2%
Display Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$19	$25	$52	$156	$129
Certain items associated with acquisitions[1]	—	1	—	2	2
Non-GAAP adjusted operating income	$19	$26	$52	$158	$131
Non-GAAP adjusted operating margin	9.9%	17.2%	27.4%	20.3%	21.3%
EES Non-GAAP Adjusted Operating Income (Loss)
Reported operating income (loss) - GAAP basis	$—	$(52)	$(3)	$(61)	$15
Certain items associated with acquisitions[1]	—	2	2	4	6
Restructuring, inventory charges and asset impairments[2,3]	(1)	48	—	47	—
Non-GAAP adjusted operating income (loss)	$(1)	$(2)	$(1)	$(10)	$21
Non-GAAP adjusted operating margin	(2.2)%	(5.1)%	(2.1)%	(4.7)%	7.5%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2
Results for the three months ended October 25, 2015 included a $2 million favorable adjustment of restructuring reserves related to prior restructuring plans and $1 million of inventory charges related to cost reductions in the solar business. Results for the three months ended July 26, 2015 primarily included $34 million of inventory charges and $17 million of restructuring charges and asset impairments related to the solar business.

3
Results for fiscal 2015 primarily included $35 million of inventory charges, $17 million of restructuring charges and asset impairments related to cost reductions in the solar business, and a $2 million favorable adjustment of restructuring reserves related to prior restructuring plans.

4
These items are significant gains, losses, or charges during a period that are the result of isolated events or transactions which have not occurred frequently in the past and are not expected to occur regularly or be repeated in the future.

Applied Materials, Inc.

APPLIED MATERIALS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED OPERATING EXPENSES

	Three Months Ended
(In millions)	October 25, 2015	July 26, 2015

Operating expenses - GAAP basis	$536	$622
Loss on derivatives associated with terminated business combination	—	(3)
Restructuring charges and asset impairments	2	(16)
Certain items associated with acquisitions	(5)	(6)
Acquisition integration costs	—	(1)
Certain items associated with terminated business combination	—	(1)
Foreign exchange loss due to functional currency change	—	(19)
Other significant gains, losses or charges, net	11	—
Non-GAAP adjusted operating expenses	$544	$576

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	October 25, 2015

Provision for income taxes - GAAP basis (a)	$61
Reinstatement of federal R&D tax credit, resolutions of prior years’ income tax filings and other tax items	18
Income tax effect of non-GAAP adjustments	2
Non-GAAP adjusted provision for income taxes (b)	$81

Income before income taxes - GAAP basis (c)	$397
Certain items associated with acquisitions	47
Restructuring, inventory charges and asset impairments	(1)
Gain on sale of strategic investments, net	(2)
Other significant gains, losses or charges, net	(13)
Non-GAAP adjusted income before income taxes (d)	$428

Effective income tax rate - GAAP basis (a/c)	15.4%

Non-GAAP adjusted effective income tax rate (b/d)	18.9%